NEUBERGER BERMAN EQUITY FUNDS
      Investor Class
      Trust Class
      Advisor Class

Supplement to the prospectus dated December 12, 2002

Neuberger Berman CENTURY Fund, Neuberger Berman MANHATTAN Fund and Neuberger Berman MILLENNIUM Fund: Effective January 2, 2003, the first paragraph of the "Management" section of the prospectus of each fund is revised to read as follows:

This fund is managed by a team led by Jon D. Brorson, consisting of the following portfolio managers, each of whom has managed the fund since January 2003:

JON D. BRORSON has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading.

JOHN J. ZIELINSKI has co-managed an equity mutual fund and managed other equity portfolios for another investment manager since 1980.

KENNETH J. TUREK has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985.

DAVID H. BURSHTAN has managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. Prior to 1999, he managed small-cap portfolios for another manager.

Each team member listed above is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC.

This supplement is dated December 17, 2002.